UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 03, 2023
PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol Symbol(s)	Name of each exchange on which registered
Common	PFS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Duarte to Chief Accounting Officer.

(b)     On April 3, 2023, Frank S. Muzio who served as Executive Vice President and Chief Accounting Officer of Provident Bank, the wholly owned subsidiary of Provident Financial Services, Inc. (together the “Company"), retired from the Company after almost 13 years of service.

(c)     Effective April 3, 2023, Adriano Duarte CPA, currently Senior Vice President and Controller of the Company, was appointed to the role of Executive Vice President and Chief Accounting Officer of the Company. In his new role Mr. Duarte will oversee accounting policy and financial reporting for the Company and he will report to the Chief Financial Officer, Thomas M. Lyons.

Mr. Duarte, age 51, joined the Company with the acquisition of SB One Bancorp in August of 2020 as Senior Vice President and Controller of the Company. In addition to his role as Controller, he was appointed as Investor Relations Officer of the Company in July 2022, and he will continue in that role. Prior to joining Provident, he was Executive Vice President and Chief Financial Officer of SB One Bancorp from March 2019 until July 2020. Prior to that time, he served as Senior Vice President and Assistant Financial Officer of SB One Bancorp. Mr. Duarte has over 20 years of banking experience, including managing financial reporting, accounting, and treasury functions. He is a licensed Certified Public Accountant and member of the American Institute of Certified Public Accountants. Mr. Duarte received a Bachelor of Science degree and a Master of Business Administration degree from Rutgers, The State University of New Jersey. Mr. Duarte is also an officer of the New York New Jersey Chapter of Financial Managers Society, Inc., which services financial professionals from community banks, thrifts, and credit unions.

There have been no transactions between Mr. Duarte and the Company of a nature reportable under Section 404 of SEC Regulation S-K.

Item 9.01.    Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired. Not applicable.

(b)    Pro Forma Financial Information. Not applicable.

(c)     Shell Company Transactions. Not applicable.

(d)    Exhibits. Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE:	April 4, 2023	By:/s/ John Kuntz
John Kuntz
SEVP, General Counsel & Corporate Secretary